Contact: Jill Swartz

Grubb & Ellis Company

1551 N. Tustin Avenue, Suite 300

Santa Ana, CA 92705

714-667-8252 ext. 251

jill.swartz@grubb-ellis.com

G REIT, INC. TRANSFERS REMAINING ASSETS AND LIABILITIES TO
G REIT LIQUIDATING TRUST

SANTA ANA, CALIFORNIA, January 28, 2008 – Gary H. Hunt, W. Brand Inlow, Edward A. Johnson, D. Fleet Wallace and Gary T. Wescombe, the trustees (the “Trustees”) of the G REIT Liquidating Trust (the “Liquidating Trust”), today announced that G REIT, Inc. (the “Company”) transferred its remaining assets to, and its remaining liabilities were assumed by, the Liquidating Trust in accordance with the Company’s Plan of Liquidation and Dissolution (the “Plan of Liquidation”) and an Agreement and Declaration of Trust (the “Trust Agreement”). The Company’s stock transfer books were closed as of the close of business on January 22, 2008 (the “Record Date”).

The Trustees also announced that the Company filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934 and that the Company will cease filing reports under that act. However, the Trustees will issue to beneficiaries of the Liquidating Trust and file with the Securities and Exchange Commission annual reports on Form 10-K and current reports on Form 8-K.

Upon the formation of the Liquidating Trust, each stockholder of the Company on the Record Date (each, a “beneficiary”) automatically became the holder of one unit of beneficial interest in the Liquidating Trust for each share of the Company’s common stock then held of record by such stockholder. In accordance with the Plan of Liquidation, all outstanding shares of the Company’s common stock were deemed cancelled when the assets and liabilities of the Company were transferred to the Liquidating Trust. Stockholders were not required to take any action to receive beneficial interests, and the rights of beneficiaries in their beneficial interests are not represented by any form of certificate or other instrument. The Trustees maintain a record of the name and address of each beneficiary and such beneficiary’s aggregate units of beneficial interest in the Liquidating Trust. Subject to certain exceptions related to transfer by will, intestate succession or operation of law, beneficial interests in the Liquidating Trust are not transferable, nor does a beneficiary have authority or power to sell or in any other manner dispose of any such beneficial interests.

In addition, immediately before the transfer of the Company’s assets and liabilities to the Liquidating Trust, the Company’s operating partnership redeemed the special limited partner interest held by Triple Net Properties, LLC in exchange for the right to receive 15% of certain distributions made by the Company and the Liquidating Trust after the Company’s stockholders have received certain returns, as provided by the partnership agreement. After the redemption, the Company owned 100% of the outstanding partnership interests in the operating partnership. The operating partnership was dissolved in connection with the dissolution of the Company, and all of its assets and liabilities were distributed to the Company.

The Liquidating Trust was organized for the purpose of winding up the Company’s affairs and the liquidation of its assets. The transfer of the Company’s assets and liabilities to the Liquidating Trust should preserve the Company’s ability to have deducted amounts distributed pursuant to the Plan of Liquidation as dividends and thereby not be subject to federal income tax on such amounts. It is expected that from time to time the Liquidating Trust will make distributions of its assets to beneficiaries, but only to the extent that such assets will not be needed to provide for the liabilities (including contingent liabilities) assumed by the Liquidating Trust. No assurances can be given as to the amount or timing of any distributions by the Liquidating Trust.

For federal income tax purposes, on the date the assets and liabilities of the Company were transferred to the Liquidating Trust, each stockholder of the Company as of the Record Date was treated as having received a pro rata share of the assets of the Company transferred to the Liquidating Trust, less such stockholder’s pro rata share of the liabilities of the Company (“net equity”) assumed by the Liquidating Trust. Accordingly, on that date each stockholder should recognize gain or loss in an amount equal to the difference between (x) the fair market value of such stockholder’s pro rata share of the net equity of the Company transferred to the Liquidating Trust, and (y) such stockholder’s adjusted tax basis in the shares of the Company’s common stock held by such stockholder on the Record Date.

The Liquidating Trust is intended to qualify as a “liquidating (grantor) trust” for federal income tax purposes. As such, the Liquidating Trust should not itself be subject to federal income tax. Instead, each beneficiary (formerly stockholder) shall take into account in computing its taxable income, its pro rata share of each item of income, gain, loss and deduction of the Liquidating Trust, regardless of the amount or timing of distributions made by the Liquidating Trust to beneficiaries. Distributions, if any, by the Liquidating Trust to beneficiaries generally should not be taxable to such beneficiaries. The Trustees will furnish to beneficiaries of the Liquidating Trust a statement of their pro rata share of the assets transferred by the Company to the Liquidating Trust, less their pro rata share of the Company’s liabilities assumed by the Liquidating Trust so that they may calculate their gain or loss on the transfer. On a yearly basis, the Trustees also will furnish to beneficiaries a statement of their pro rata share of the items of income, gain, loss, deduction and credit (if any) of the Liquidating Trust to be included on their tax returns.

The state and local tax consequences of the transfer of assets to the Liquidating Trust may be different from the federal income tax consequences of such transfer. In addition, any items of income, gain, loss, deduction or credit of the Liquidating Trust, and any distribution made by the Liquidating Trust, may be treated differently for state and local tax purposes than for federal income tax purposes.

The tax summary above is for general informational purposes only and does not address all possible tax considerations that may be material to a stockholder of the Company or a beneficiary of the Liquidating Trust and does not constitute legal or tax advice. Moreover, it does not deal with all tax aspects that might be relevant to a stockholder of the Company or a beneficiary of the Liquidating Trust, in light of its personal circumstances, nor does it deal with particular types of stockholders that are subject to special treatment under the federal income tax laws. To ensure compliance with requirements imposed by the Internal Revenue Service, any tax information contained in this press release is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Beneficiaries of the Liquidating Trust are urged to consult with their tax advisers as to the tax consequences to them of the establishment and operation of, and distributions by, the Liquidating Trust.

This press release contains forward-looking statements that predict or indicate future events that do not relate to historical matters. There are a number of important factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the following: the Liquidating Trust may be unable to consummate sale transactions with respect to some of its assets or such sales may be materially delayed; and the Liquidating Trust may not be able to complete the liquidation in a timely manner or realize proceeds from the sales of assets in amounts that will enable it to provide liquidating distributions to beneficiaries. You should also read the risk factors that are discussed in periodic reports filed with the Securities and Exchange Commission, including the risk factors that are contained in the Company’s Form 10-K for the year ended December 31, 2006.

The Liquidating Trust assumes no obligation to update the forward-looking statements included in this press release. If you have any questions or require additional information, an investor services representative is available to assist you at (877) 888-7348 ext. 411 or email investor-services@1031nnn.com.